UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	98-1539969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 George’s Quay, Dublin 2, Ireland D02 VR98

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantee of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.45% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to International Assignment Letter

On June 26, 2026, Aon Corporation (“Aon Corporation”), an indirect, wholly owned subsidiary of Aon plc (“Aon” or the “Company”), and Gregory C. Case entered into an amendment (the “Case Amendment”) to the international assignment letter agreement dated July 1, 2016 between Aon Corporation and Mr. Case (as amended, the “Case International Assignment Letter”). The Case Amendment extends the term of the Case International Assignment Letter, which was set to expire on June 30, 2026, to expire on June 30, 2027.

The foregoing summary is qualified in its entirety by reference to the Case Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 26, 2026. A total of 195,430,939 Class A Ordinary Shares of Aon (“Class A Ordinary Shares”), or 91.51% of the total shares entitled to vote, were represented at the Annual Meeting in person or by proxy.

Shareholders voted on the following seven proposals at the Annual Meeting, all of which are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”), and cast their votes as described below:

1.	The election of 13 nominees to serve as directors. All of the nominees were elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Lester B. Knight	165,144,869	15,620,855	1,034,059	13,631,156
Gregory C. Case	179,147,649	1,606,288	1,045,846	13,631,156
Jose Antonio Álvarez	177,731,329	3,014,196	1,054,258	13,631,156
Jin-Yong Cai	174,125,157	6,621,941	1,052,685	13,631,156
Jeffrey C. Campbell	176,879,147	3,873,093	1,047,543	13,631,156
Cheryl A. Francis	169,001,932	11,762,421	1,035,430	13,631,156
Jo Ann Jenkins	180,171,425	578,266	1,050,092	13,631,156
Adriana Karaboutis	177,781,035	2,967,949	1,050,799	13,631,156
Richard C. Notebaert	166,529,875	14,215,327	1,054,581	13,631,156
Gloria Santona	168,182,011	12,583,545	1,034,227	13,631,156
Sarah E. Smith	179,809,187	940,353	1,050,243	13,631,156
Byron O. Spruell	171,612,034	9,128,085	1,059,664	13,631,156
James G. Stavridis	178,830,425	1,909,168	1,060,190	13,631,156

2.	An advisory vote to approve executive compensation. This advisory resolution was not approved.

For	Against	Abstain	Broker Non-Votes
69,888,299	110,798,636	1,112,848	13,631,156

3.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. This ordinary resolution was approved.

For	Against	Abstain
174,935,923	19,452,290	1,042,726

4.

The re-appointment of Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law to hold office from the conclusion of the Annual Meeting until the conclusion of the next annual general meeting of shareholders. This ordinary resolution was approved.

For	Against	Abstain
178,371,633	16,018,978	1,040,328

5.

The authorization of the Company’s Board of Directors or the Audit Committee of the Company’s Board of Directors to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s statutory auditor. This ordinary resolution was approved.

For	Against	Abstain
188,174,624	6,222,678	1,033,637

6.

The authorization of the Company’s Board of Directors to issue Class A Ordinary Shares under Irish law for a period expiring on the date which is 18 months from the date of the Annual Meeting. This ordinary resolution was approved.

For	Against	Abstain
189,746,449	4,618,161	1,066,329

7.

The authorization of the Company’s Board of Directors to opt-out of statutory pre-emption rights under Irish law for a period expiring on the date which is 18 months from the date of the Annual Meeting. This special resolution was approved.

For	Against	Abstain
182,606,169	11,750,382	1,074,388

Item 8.01	Other Events.

On June 26, 2026, the Company’s Board of Directors approved an increase to the Company’s share repurchase program, authorizing Aon to buy back an additional $7.5 billion of Class A Ordinary Shares. This is in addition to Aon’s existing share repurchase program, which had approximately $0.8 billion of remaining authorization as of March 31, 2026. The program does not obligate Aon to acquire any particular amount of shares.

*  *  *  *

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description of Exhibit

10.1	Amendment to International Assignment Letter, dated June 26, 2026, between Aon Corporation and Greg Case.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Darren Zeidel
Name:	Darren Zeidel
Title:	Executive Vice President, General Counsel and Company Secretary

Date: July 1, 2026